SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
240.14a-12


GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
(Name of Registrant as Specified In Its Charter)

GORDON E. SWARTZ
(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]	No Fee Required.
[ ]	$500 per each party to the controversy pursuant to Exchange Act
Rule 14a-
6(i)(3).
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
and 0-11.
[ ] 	No fee is required pursuant to Exchange Act Rules 14a-6 (i)(1)
and (2), or
14a-6(j)(2) or the 1940 Act Rule 20a-1.

1)	Title of each class of securities to which transaction applies:


2)	Aggregate number of securities to which transaction applies:


3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)	Proposed maximum aggregate value of transaction:


Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:


2)	Form, Schedule or Registration Statement No.:


3)	Filing Party:


4)	Date Filed:

                GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
                           Seven World Trade Center
                           New York, New York 10048

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            ----------------------

                        To be Held on December 12, 2000

                            ----------------------

To the Stockholders of Greenwich Street California Municipal Fund Inc.:

  The Annual Meeting of Stockholders of Greenwich Street California Municipal Fund Inc. (the "Fund") will be held at the Fund's offices at Seven World Trade Center, Downtown Conference Center, Mezzanine Level, New York, New York, on December 12, 2000 at 9:15 a.m. (New York Time) for the following purposes:

    1. To elect three Class II directors, each to hold office for the term indicated and until his or her successor shall have been elected and qualified;

    2. To ratify the selection of KPMG LLP as independent auditors of the Fund; and

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on October 25, 2000 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournments thereof.

                                       By Order of the Board of Directors

                                       Christina T. Sydor
                                       Secretary

New York, New York
November 13, 2000

                            ----------------------

  IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
                           Seven World Trade Center
                           New York, New York 10048

                            ----------------------

                                PROXY STATEMENT

                            ----------------------

                    FOR THE ANNUAL MEETING OF STOCKHOLDERS

                        TO BE HELD ON DECEMBER 12, 2000

                                 INTRODUCTION

  This proxy statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of the Greenwich Street California Municipal Fund Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the Fund's principal executive offices at Seven World Trade Center, New York, New York 10048, on December 12, 2000 at 9:15 a.m. (New York Time), and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice").

  The cost of soliciting proxies will be borne by the Fund. Proxy solicitations will be made mainly by mail. In addition, certain officers, directors and employees of the Fund; Salomon Smith Barney Inc. ("Salomon Smith Barney"), which makes a market in the Fund's shares; SSB Citi Fund Management LLC ("SSB Citi" or the "Manager") (successor to SSBC Fund Management Inc.), the Fund's investment manager; and/or PFPC Global Fund Services ("PFPC"), the Fund's transfer agent, may solicit proxies in person or by telephone, telegraph, or mail. Salomon Smith Barney and SSB Citi are each located at Seven World Trade Center, New York, New York 10048; PFPC is located at 101 Federal Street, Boston, Massachusetts 02110.

  The Annual Report of the Fund, including audited financial statements for the fiscal year ended August 31, 2000, has previously been furnished to all stockholders of the Fund. This proxy statement and form of proxy are first being mailed to stockholders on or about November 13, 2000. The Fund will provide additional copies of the Annual Report to any stockholder upon request by calling the Fund at 1-800-331-1710.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" all the proposals. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Because the requisite approval of both proposals is measured by a portion of the votes actually cast, abstentions and broker "non-votes" will have no impact on the approval of a proposal. Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting with a quorum present. Proposal 2 requires for approval the affirmative vote of a majority of the votes cast at the Meeting with a quorum present. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date, by giving written notice to the Secretary of the Fund at the Fund's address indicated above, or by voting in person at the Meeting.

  The Board knows of no business other than that specifically mentioned in the Notice to be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment to the extent permissible under applicable law.

  The Board of Directors of the Fund has fixed the close of business on October 25, 2000 as the record date (the "Record Date") for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. Stockholders of the Fund on that date will be entitled to one vote on each matter for each share held, and a fractional vote with respect to fractional shares, with no cumulative voting rights. At the Record Date, the Fund had outstanding 3,655,834 shares of Common Stock, par value $.001 per share, the only authorized class of stock, of which 3,620,352 or 99.04% were held in accounts, but not beneficially owned, by CEDE & Co., as nominee for The Depository Trust Company, Box 20, Bowling Green Station, New York, New York 10004-9998. At the Record Date, no other person (including any "group" as that term is used in Section 13(d) of the Securities Exchange Act of 1934) to the knowledge of the Board or the Fund, owned beneficially more than 5% of the outstanding shares of the Fund. As of the Record Date, the officers and Board members of the Fund in the aggregate beneficially owned less than 1% of the outstanding shares of the Fund.

  In the event that a quorum is not present, or if sufficient votes in favor of the proposals set forth in the Notice and this Proxy Statement are not received by the time scheduled for the Meeting, the persons named as proxies may move for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposals. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of such proposals.

                                PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

  The Board of Directors of the Fund is currently classified into three classes. The directors serving in Class II have terms expiring at the Meeting. The Class II directors currently serving on the Board have been nominated by the Board of Directors for re-election at the Meeting to serve for a term of three years (until the 2003 Annual Meeting of Shareholders) or until successors have been duly elected and qualified. The affirmative vote of a plurality of the votes cast at the Meeting is sufficient to elect each nominee. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the persons listed below as nominees.

  The Board knows of no reason why any of the Class II nominees listed below will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board may recommend.

  Certain information concerning the nominees is set forth below. All of the nominees for Class II currently serve as directors of the Fund and have served in such capacity since the Fund commenced operations. Any director affiliated with the Manager or otherwise considered an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act") is indicated by an asterisk(*).

                  Persons Nominated for Election as Directors

                                                              Number of Shares
                              Principal Occupations          and % Beneficially
                             During Past Five Years,            owned as of
         Name             Other Directorships, and Age        October 31, 2000
         ----             ----------------------------       ------------------
 CLASS II DIRECTORS
 Heath B. McLendon*   Managing Director of Salomon Smith          640**
  Director since 1994 Barney; Director of 78 investment        (Less than 1%)
                      companies associated with Citigroup,
                      Inc.; Director and President of SSB
                      Citi and Travelers Investment
                      Adviser, Inc. ("TIA"); 67.

                                                              Number of Shares
                               Principal Occupations         and % Beneficially
                              During Past Five Years,           owned as of
          Name             Other Directorships, and Age       October 31, 2000
          ----             ----------------------------      ------------------
 Roderick C. Rasmussen  Investment Counselor; Director of           None
  Director since 1994   12 investment companies associated
                        with Citigroup. Formerly Vice
                        President of Dresdner and Company
                        Inc. (investment counselors); 74.
 John P. Toolan         Retired; Director of 12 investment          None
  Director since 1994   companies associated with
                        Citigroup; Trustee of John Hancock
                        Funds. Formerly Director and
                        Chairman of the Smith Barney Trust
                        Company and Director of Smith
                        Barney Inc. and the Manager; 70.

  The remainder of the Board currently constitutes the Class I directors and the Class III directors, none of whom will stand for election at the Meeting, as their terms are not due to expire until the year 2002 and 2001, respectively.

                        Directors Continuing in Office

                                                              Number of Shares
                               Principal Occupations         and % Beneficially
                              During Past Five Years,           owned as of
          Name             Other Directorships, and Age       October 31, 2000
          ----             ----------------------------      ------------------
 CLASS I DIRECTORS
 Lee Abraham            Retired; Director of 12 investment          None
                        companies associated with
                        Citigroup. Director of R.G. Barry
                        Corp., and Signet Group plc;
                        Formerly Chairman and Chief
                        Executive Officer of Associated
                        Merchandising Corporation; and
                        formerly Director of Galey & Lord
                        and Liz Claiborne, 73.
 Allan J. Bloostein     President of Allan J. Bloostein             None
                        Associates, a consulting firm;
                        Director of 19 investment
                        companies associated with
                        Citigroup. Retired Vice Chairman
                        and Director of The May Department
                        Stores Company; Director of CVS
                        Corporation and Taubman Centers
                        Inc.; 70.
 Richard E. Hanson, Jr. Retired; formerly Head of New               None
                        Atlanta Jewish Community High
                        School; Director/Trustee of 14
                        investment companies associated
                        with Citigroup. Formerly
                        Headmaster, The Peck School,
                        Morristown, NJ; prior to July 1,
                        1994, Headmaster Lawrence Country
                        Day School-Woodmere Academy,
                        Woodmere, NY; 59.

                                                              Number of Shares
                              Principal Occupations          and % Beneficially
                             During Past Five Years,            owned as of
         Name             Other Directorships, and Age        October 31, 2000
         ----             ----------------------------       ------------------
 CLASS III DIRECTORS
 Donald R. Foley      Retired; Director of 12 investment            None
  Director since 1994 companies associated with Citigroup.
                      Formerly Vice President of Edwin
                      Bird Wilson, Incorporated
                      (advertising); 78.
 Paul Hardin          Professor of Law at the University            None
  Director since 1994 of North
                      Carolina at Chapel Hill; Director of
                      14 investment companies associated
                      with Citigroup; Director of The
                      Summit Bancorporation. Formerly,
                      Chancellor of the University of
                      North Carolina at Chapel Hill; 69.
 Jane F. Dasher       Investment Officer of Korsant                 None
                      Partners; Director of 12 investment
                      companies associated with Citigroup.
                      Prior to 1997, an independent
                      financial consultant; 50.
------------------

 * Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
** Represents shares owned by this Director's family.

            Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership with the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and representations from such persons, the Fund believes that, during fiscal year 2000, all filing requirements applicable to such persons were complied with.

  The Fund has no compensation committee of the Board of Directors, or any committee performing similar functions. The Fund has an administrative and governance committee composed of Lee Abraham, Donald R. Foley, Richard E. Hanson, Jr. and Paul Hardin, which acts as a nominating committee of the Board of Directors. The Fund has an audit and investment performance committee composed of Allan J. Bloostein, Jane F. Dasher, Roderick C. Rasmussen and
John P. Toolan, which is charged with recommending a firm of independent auditors to the Fund and reviewing accounting matters with the auditors. The Directors of these respective committees are not "interested persons" of the Fund as defined under the 1940 Act (the "independent directors").

  Six meetings of the Board were held between September 1, 1999 and August 31, 2000, four of which were regular meetings. Two Audit Committee meetings were also held. No incumbent director attended less than 75% of these meetings.

  Only the independent directors receive remuneration from the Fund for acting as a director. Aggregate fees and expenses (including reimbursement for travel and out-of-pocket expenses) of $10,721 were paid to such directors by the Fund during the fiscal year ending August 31, 2000. Fees for the independent directors, who also serve as board members of certain other funds sponsored by or affiliated with Salomon Smith Barney are currently set at $60,000 per annum plus a per meeting fee of $2,500 and $100 for each telephone meeting. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested directors of the Fund are compensated by Salomon Smith Barney.

  The following table shows the compensation paid to each person who was a director of the Fund during the Fund's last fiscal year (from September 1, 1999 to August 31, 2000).

                              COMPENSATION TABLE

                                                                            Total
                                        Pension or                        Number of
                                        Retirement    Compensation from   Funds for
                         Aggregate   Benefits Accrued   Fund and Fund   Which Director
                        Compensation    as part of         Complex      Serves Within
 Name of Person          from Fund    Fund Expenses   Paid to Directors  Fund Complex
 --------------         ------------ ---------------- ----------------- --------------
Donald R. Foley             $119**           0             $71,300            12
Paul Hardin                  130             0              90,450            14
Heath B. McLendon*             0             0                   0            78
Roderick C. Rasmussen        120**           0              71,200            12
John P. Toolan               130**           0              69,100            12
Jane F. Dasher               130             0              65,753            12
Richard E. Hanson, Jr.       130             0              68,233            14
Allan J. Bloostein            30             0             112,483            19
Lee Abraham                   30             0              71,133            12

-----------
 * Designates a Director who is an "interested person" of the Fund as defined under the 1940 Act.
** Pursuant to the Fund's deferred compensation plan, the indicated Directors have elected to defer the following amounts of their compensation from the
  Fund: Donald R. Foley--$16, Roderick C. Rasmussen--$10 and John P. Toolan-- $130, and the following amounts of their total compensation from the Fund
  Complex: Donald R. Foley--$27,000, Roderick C. Rasmussen--$22,500 and John
  P. Toolan--$57,400.
  Upon attainment of age 72 the Fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board of Directors in the future will be required to change to emeritus status upon attainment of age 80. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. During the Fund's last fiscal year, total compensation paid by the Fund to Directors Emeritus totalled $15.

  The following is a list of the current executive officers of the Fund, all of whom have been elected by the directors to serve until their respective successors are elected:

                                                         Principal Occupations
                    Offices and Positions    Period     During Past Five Years
  Name                 Held with Fund     Offices Held          and Age
  ----              --------------------- ------------  ----------------------
 Heath B. McLendon  Chairman of the       1995 to date (see table of directors
                    Board, President and               above)
                    Chief Executive
                    Officer
 Lewis E. Daidone   Senior Vice President 1994 to date Managing Director of
                    and Treasurer                      Salomon Smith Barney;
                                                       Senior Vice President
                                                       and Treasurer of the 61
                                                       investment companies
                                                       associated with
                                                       Citigroup; Director and
                                                       Senior Vice President of
                                                       the Manager and TIA; 43.
 Joseph P. Deane    Vice President        1994 to date Managing Director of
                                                       Salomon Smith Barney and
                                                       investment officer of
                                                       certain other investment
                                                       companies associated
                                                       with Citigroup; 53.
 Christina T. Sydor Secretary             1994 to date Managing Director of
                                                       Salomon Smith Barney;
                                                       Secretary of the 61
                                                       investment companies
                                                       associated with
                                                       Citigroup; Secretary and
                                                       General Counsel of the
                                                       Manager and TIA; 49.
 Paul Brook         Controller            1999 to date Director of Salomon
                                                       Smith Barney and
                                                       Controller or Assistant
                                                       Treasurer of 43
                                                       investment companies
                                                       associated with
                                                       Citigroup; Prior to
                                                       1998, Managing Director
                                                       of AMT Capital Services
                                                       Inc.; Prior to 1997,
                                                       Partner with Ernst &
                                                       Young LLP; 47.

  The principal business address of Messrs. McLendon, Deane, Daidone and Ms. Sydor is Seven World Trade Center, New York, New York 10048 and of Mr. Brook is 125 Broad Street, New York, New York 10004.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

                                PROPOSAL NO. 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  On September 20, 2000, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act and the rules thereunder, the Board and the independent directors selected KPMG LLP ("KPMG") as the Fund's independent auditors for the fiscal year ending August 31, 2001. KPMG also serves as the independent auditors for the Manager, other investment companies associated with Salomon Smith Barney and for Citigroup Inc. ("Citigroup") as of August 31, 2000. Citigroup is the ultimate parent company of both SSB Citi and Salomon Smith Barney. KPMG has no direct or material indirect financial interest in the Fund, the Manager, Citigroup, or any other investment company sponsored by Salomon Smith Barney or its affiliates.

  If the Fund receives a written request from any stockholder at least five days prior to the Meeting stating that the stockholder will be present in person at the Meeting and desires to ask questions of the auditors concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

  The affirmative vote of a majority of votes cast is required to ratify the selection of KPMG.

  THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

                      DEADLINE FOR STOCKHOLDER PROPOSALS

 Stockholder proposals intended to be presented at the 2001 Annual Meeting of the stockholders of the Fund must be received by July 16, 2001 to be included in the proxy statement and the form of proxy relating to that meeting, as the Fund expects that the 2001 Annual Meeting will be held in December 2001. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws.

  The persons named as proxies for the 2001 Annual Meeting of stockholders will have discretionary authority to vote on any matter presented by a stockholder for action at that meeting unless the Fund receives notice of the matter by September 30, 2001, in which case these persons will not have discretionary voting authority except as provided in the Securities and Exchange Commission's rules governing stockholder proposals.

                                 OTHER MATTERS

  The Manager knows of no other matters which are to be brought before the Meeting. However, if any other matters not now known or determined properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                       By Order of the Board of Directors,

                                       Christina T. Sydor
                                       Secretary

November 13, 2000

PROXY
GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
Seven World Trade Center
New York, New York 10048
This Proxy is Solicited on Behalf of the Board of Directors of the Fund

The undersigned hereby appoints HEATH B. McLENDON, CHRISTINA T. SYDOR, and GORDON E. SWARTZ, and each of them acting in the absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Greenwich Street California Municipal Fund Inc. held of record by the undersigned on October 25, 2000 at a Meeting of Stockholders to be held on December 12, 2000 or any adjournment thereof.




CONTINUED AND TO BE SIGNED ON REVERSE SIDE	[SEE REVERSE
SIDE]






[X]	Please mark
	votes as in
	this example.

The Board of Directors recommends a vote "FOR" the following proposals. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director and FOR each proposal.

1.	ELECTION OF CLASS II DIRECTORS
Class II Nominees: Heath B. McLendon, Roderick C. Rasmussen and John
P. Toolan

	   FOR	ALL NOMINEES		WITHHELD FROM ALL NOMINEES
	[              ]				[                 ]


	[              ]________________________________
		For all nominees except as noted above


PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE INDEPENDENT
AUDITORS OF THE FUND.

	   FOR			AGAINST		ABSTAIN
	[              ]		[                 ]		[
]

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

	[               ]
	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as name appears to the left. When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders.
When signing as attorney, executor,
administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Signature: ____________________________ Date: ______________
Signature: ____________________________ Date: ______________